Putnam
Health
Sciences
Trust

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

8-31-02

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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

During the fiscal year just ended, Putnam Health Sciences Trust marked its 20th year of operations. Over the span of those two decades, investments in the health-care industry have experienced some dramatic swings, and the fund's fortunes have certainly reflected them -- on the one hand, prompting appeals to shareholders for patience as the industry plodded through trying times and on the other hand, cautioning shareholders against undue exuberance when the industry's fortunes soared.

Over the long term, however, the fund has established a fine record. While past performance can never be taken as an assurance of future results, that record is worth noting in light of the somewhat tumultuous market environment in which the fund operated throughout the fiscal year just ended.

For the 12 months ended August 31, 2002, the fund delivered negative results, in large part reflecting a difficult market environment. On the following pages, the fund's management team provides a full discussion of the reasons behind this performance and then presents its view of prospects for the months ahead.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
October 16, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Health Sciences Team

The 12-month period ended August 31, 2002, was a difficult one for global financial markets and an unusually challenging time for the health-care sector. During Putnam Health Sciences Trust's fiscal year, the global economic slowdown continued to cast a pall on the markets, leading to further stock-price declines, slumping investor confidence, and widespread weakness, particularly in more aggressive growth sectors. Historically, stocks in the health-care sector tend to thrive in this type of environment. They are generally less sensitive to economic downturns and are often favored by investors who are seeking a safe haven from more risky, high-growth stocks. However, many health-care companies faced a number of industry-specific challenges throughout the period that led to declines in the sector.

For this difficult fiscal year, your fund delivered a negative total return, which lagged that of its benchmark, the S&P 500 Index. However, it is important to note that this index contains stocks across a wide array of sectors, many of which are not health-care stocks. When compared with its peers in the Lipper Health/ Biotechnology category, however, your fund performed well, delivering a better return than the category average. For complete performance information, please see page 6.

Total return for 12 months ended 8/31/02

      Class A          Class B          Class C           Class M
    NAV     POP       NAV   CDSC       NAV   CDSC       NAV     POP
-----------------------------------------------------------------------
  -19.55%  -24.17%  -20.14% -23.98%  -20.14% -20.91%  -19.94%  -22.74%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Pharmaceuticals               62.4%

Health-care
services                      16.7%

Medical
technology                    10.8%

Biotechnology                  7.6%

Retail                         0.1%

Footnote reads:
*Based on net assets as of 8/31/02. Holdings will vary over time.


* DRUG COMPANIES STRUGGLED IN DIFFICULT ENVIRONMENT

Pharmaceutical companies, which represent the greatest portion of your fund's assets, encountered many difficulties during the fiscal period. Most drug stocks declined as investors reacted to dampened sales prospects, a more stringent Food and Drug Administration (FDA), some highly publicized problems with clinical drug trials, manufacturing issues, and concerns about earnings declines for companies whose products are facing patent expirations.

Fund Profile

Putnam Health Sciences Trust seeks capital appreciation by investing mainly in stocks of companies in the health-sciences industry. The fund targets companies of all sizes in industries such as pharmaceuticals, health-care services, and biotechnology. The fund may be appropriate for investors seeking long-term growth of capital.

Over the past few years, the FDA has become more rigorous in its oversight of drug trials, in many cases requiring companies to conduct additional, more detailed testing. In addition, the FDA recently announced a plan to improve its monitoring of how drugs are made -- increasing its scrutiny of drug manufacturing procedures. The announcement came on the heels of investigations of manufacturing problems at some high-profile drug companies, which delayed the approval of important new products. Many investors were also concerned about the increasing number of medicines whose patent protection will soon expire. When patents expire for renowned drugs, the companies that produce them often experience sales declines as consumers turn to less expensive, generic versions of the drug. One recent example is Eli Lilly, maker of the antidepressant Prozac, whose earnings declined sharply when the drug's patent expired in 2001.

* LONG-TERM OUTLOOK APPEARS POSITIVE FOR DRUG STOCKS

Despite the challenges facing drug companies, one of the best-performing stocks in your fund's portfolio during the period was Pharmacia Corporation. The company has four popular drugs that together generated more than $500 million in sales in 2001, and their patents are not due to expire in the near future. Pharmacia also has a promising hypertension drug that is currently under review by the FDA. In addition, Pharmacia benefited greatly from the announcement that it would be acquired by pharmaceutical giant Pfizer, Inc. While this holding, and others discussed in this report, was viewed favorably at the end of the fiscal period, all are subject to review in accordance with the fund's investment strategy and may vary in the future.

"Pharmaceutical giants were premier growth stocks throughout most of the 1990s. And despite current problems, the group stands to profit mightily from long-term increases in the demand for health care as the population ages."

-- Money magazine, June 11, 2002

It is important to remember that your fund seeks investment opportunities in an array of industries within the health-care sector. Because pharmaceutical stocks represent the greatest portion of the health-care universe, they will typically represent the greatest portion of the fund's assets. If we are less optimistic about pharmaceuticals at any given time, we will maintain an underweight position relative to our benchmarks, but pharmaceuticals are still likely to represent a significant portion of the overall portfolio. Despite current problems, we believe pharmaceutical stocks will benefit over the long term as the population ages and drug consumption increases.

* SERVICES STOCKS PERFORMED WELL, WHILE BIOTECH REMAINED WEAK

Continuing a trend that began in 2001, health-care services stocks delivered strong performance. In an otherwise bleak earnings environment, HMOs and hospitals have demonstrated strong profitability growth as they streamline their businesses and cut costs. In addition, they have benefited from declines in Medicare reimbursement cuts and increases in patient volumes. Two fund holdings that contributed positively to performance were Cardinal Health, Inc. and Anthem, Inc. In July, Anthem merged with Trigon Healthcare, Inc. The merged company now serves approximately 8 million members in 8 states.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Johnson & Johnson
Pharmaceuticals

Novartis AG (Switzerland)
Pharmaceuticals

Pfizer, Inc.
Pharmaceuticals

GlaxoSmithKline PLC ADR
(United Kingdom)
Pharmaceuticals

Pharmacia Corp.
Pharmaceuticals

Merck & Company, Inc.
Pharmaceuticals

Amgen, Inc.
Biotechnology

Medtronic, Inc.
Medical technology

Wyeth
Pharmaceuticals

Abbott Laboratories
Pharmaceuticals

Footnote reads:
These holdings represent 51.6% of the fund's net assets as of 8/31/02. Portfolio holdings will vary over time.

Biotechnology stocks were among the weakest performers in the health-care industry during the period. As a more risky, aggressive-growth sector, biotechnology was pressured by market volatility and investors who shunned all but the most defensive investments. Like pharmaceutical companies, biotechnology companies, which develop innovative treatments for diseases, have been plagued by the slower and stricter FDA approval process.

* LONG-TERM OUTLOOK STILL APPEARS POSITIVE

While it is impossible to predict the future for any sector of the market, we believe health care offers many promising opportunities for patient investors with a long-term focus. Regardless of what is happening in the global financial markets, people will continue to get sick and will need health care. And while we've witnessed the development of many impressive new drugs and health-care technology over the last decade, new solutions will always be needed. Many of today's drugs and treatments take care of symptoms, but don't prevent or cure diseases. We believe the demand for health-care products and services will only increase as the population ages. And after two difficult years for the sector, we believe the stocks of many fundamentally strong health-care companies are trading at attractive prices. As always, we remain committed to your fund's strategy of diversifying across a range of health-care industries while keeping a strategic eye on market conditions.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 8/31/02, there is no guarantee the fund will continue to hold these securities in the future. The fund concentrates its investments in one region or in one sector and involves more risk than a fund that invests more broadly.

The fund is managed by the Putnam Health Sciences Team. The members of the team are Kelly Morgan (Portfolio Leader), Nathan Eigerman (Portfolio Member), Cole Lannum (Portfolio Member), Terrence Norchi (Portfolio Member), and William Landes.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 8/31/02

                     Class A         Class B         Class C         Class M
(inception dates)   (5/28/82)       (3/1/93)        (7/26/99)       (7/3/95)
                   NAV     POP     NAV   CDSC      NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
1 year          -19.55% -24.17% -20.14% -23.98% -20.14% -20.91% -19.94% -22.74%
------------------------------------------------------------------------------
5 years          21.31   14.32   16.84   15.10   16.97   16.97   18.34   14.19
Annual average    3.94    2.71    3.16    2.85    3.18    3.18    3.42    2.69
------------------------------------------------------------------------------
10 years        187.24  170.70  166.17  166.17  166.76  166.76  173.25  163.70
Annual average   11.13   10.47   10.28   10.28   10.31   10.31   10.57   10.18
------------------------------------------------------------------------------
Annual average
(life of fund)   13.95   13.62   12.98   12.98   13.10   13.10   13.27   13.07
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 8/31/02

                                  S&P 500              Consumer
                                   Index              price index
------------------------------------------------------------------------------
1 year                           -17.99%                 1.69%
------------------------------------------------------------------------------
5 years                            9.01                 12.25
Annual average                     1.74                  2.34
------------------------------------------------------------------------------
10 years                         168.64                 28.11
Annual average                    10.39                  2.51
------------------------------------------------------------------------------
Annual average
(life of fund)                    14.19                  3.18
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

LIPPER INFORMATION:
The average annualized return for the 180 funds in the Lipper
Health/Biotechnology category over the 12 months ended 8/31/02 was -26.11%. Over the 5- and 10-year periods ended 8/31/02, annualized returns for the category were 6.82% and 12.22%, respectively.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 8/31/92

                Fund's class A           S&P 500           Consumer price
Date            shares at POP             Index                index

8/31/92             9,425                10,000               10,000
8/31/93             8,816                11,521               10,277
8/31/94            10,877                12,152               10,575
8/31/95            13,575                14,758               10,859
8/31/96            16,848                17,522               11,164
8/31/97            22,316                24,644               11,412
8/31/98            23,985                26,639               11,604
8/31/99            28,900                37,247               11,867
8/31/00            39,914                43,326               12,257
8/31/01            33,649                32,759               12,598
8/31/02           $27,070               $26,864              $12,811

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $26,617 and $26,676, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $27,325 ($26,370 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 8/31/02

                     Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)                1             1             1             1
------------------------------------------------------------------------------
Income                 --            --            --            --
------------------------------------------------------------------------------
Capital gains
  Long-term         $2.439        $2.439        $2.439        $2.439
------------------------------------------------------------------------------
  Short-term           --            --            --            --
------------------------------------------------------------------------------
  Total             $2.439        $2.439        $2.439        $2.439
------------------------------------------------------------------------------
Share value:      NAV     POP       NAV           NAV       NAV     POP
------------------------------------------------------------------------------
8/31/01         $65.80  $69.81    $61.85        $64.81    $63.91  $66.23
------------------------------------------------------------------------------
8/31/02          50.99   54.10     47.46         49.82     49.23   51.02
------------------------------------------------------------------------------


TOTAL RETURN FOR PERIODS ENDED 9/30/02 (most recent calendar quarter)

                     Class A         Class B        Class C         Class M
(inception dates)   (5/28/82)       (3/1/93)       (7/26/99)       (7/3/95)
                   NAV     POP     NAV   CDSC     NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
1 year          -21.43% -25.95% -22.02% -25.77% -22.02% -22.77% -21.83% -24.56%
------------------------------------------------------------------------------
5 years           7.74    1.54    3.78    2.23    3.90    3.90    5.09    1.40
Annual average    1.50    0.31    0.74    0.44    0.77    0.77    1.00    0.28
------------------------------------------------------------------------------
10 years        180.99  164.82  160.32  160.32  160.92  160.92  167.24  157.89
Annual average   10.88   10.23   10.04   10.04   10.07   10.07   10.33    9.94
------------------------------------------------------------------------------
Annual average
(life of fund)   13.65   13.31   12.67   12.67   12.80   12.80   12.96   12.77
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be more or less than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index is an unmanaged index of common stock performance. The index assumes reinvestment of all distributions and does not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
Putnam Health Sciences Trust

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Health Sciences Trust (the "fund") at August 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 8, 2002



THE FUND'S PORTFOLIO
August 31, 2002

COMMON STOCKS (97.6%) (a)
NUMBER OF SHARES                                                                                              VALUE
Biotechnology (7.6%)
-------------------------------------------------------------------------------------------------------------------
          3,517,905 Amgen, Inc. (NON)                                                                  $158,411,262
            117,700 Biogen, Inc. (NON)                                                                    3,942,950
            369,900 Chiron Corp. (NON)                                                                   14,015,511
            826,600 Connetics Corp. (NON)                                                                 8,431,320
            472,612 Genzyme Corp. (NON)                                                                   9,773,616
          1,013,200 Gilead Sciences, Inc. (NON)                                                          32,503,456
            130,674 IDEC Pharmaceuticals Corp. (NON)                                                      5,250,481
            385,694 IDEXX Laboratories, Inc. (NON)                                                       11,219,838
            303,000 ILEX Oncology, Inc. (NON)                                                             1,799,820
            374,800 Intermune Pharmaceuticals, Inc. (NON)                                                 9,321,276
             67,700 Invitrogen Corp. (NON)                                                                2,410,120
          1,614,784 MedImmune, Inc. (NON)                                                                41,451,505
             13,700 Nexia Biotechnologies, Inc. (Canada) (NON)                                               13,614
            296,241 Nexia Biotechnologies, Inc. 144A (Canada) (NON)                                         294,380
            400,334 QIAGEN NV (Netherlands) (NON)                                                         2,389,994
            119,300 Scios, Inc. (NON)                                                                     2,870,358
              3,938 Serono SA Class B (Switzerland)                                                       2,247,136
            327,500 SICOR, Inc. (NON)                                                                     5,321,875
                                                                                                      -------------
                                                                                                        311,668,512

Health Care Services (16.7%)
-------------------------------------------------------------------------------------------------------------------
            545,200 AdvancePCS (NON)                                                                     10,555,072
            242,100 AmerisourceBergen Corp.                                                              17,554,671
            547,512 Anthem, Inc. (NON)                                                                   34,553,482
          1,762,460 Cardinal Health, Inc.                                                               114,277,906
            998,465 Caremark Rx, Inc. (NON)                                                              16,175,133
             38,400 Centene Corp. (NON)                                                                   1,021,440
            375,698 CIGNA Corp.                                                                          31,979,414
            697,100 Community Health Systems, Inc. (NON)                                                 16,660,690
            379,600 Conventry Health Care, Inc. (NON)                                                    11,851,112
            206,000 Covance, Inc. (NON)                                                                   4,021,120
             77,900 Cross Country, Inc. (NON)                                                             1,114,749
             96,000 DaVita, Inc. (NON)                                                                    2,125,440
             40,500 Dianon Systems, Inc. (NON)                                                            1,620,405
            563,700 Express Scripts, Inc. Class A (NON)                                                  27,057,600
          1,872,426 HCA, Inc.                                                                            87,161,430
          1,497,040 Healthsouth Corp. (NON)                                                               8,069,046
            161,600 Laboratory Corporation of America Holdings (NON)                                      5,082,320
            359,500 LifePoint Hospitals, Inc. (NON)                                                      10,871,280
            567,700 McKesson Corp.                                                                       19,040,658
            389,800 Mid Atlantic Medical Services, Inc. (NON)                                            14,075,678
            350,600 Omnicare, Inc.                                                                        7,807,862
            403,290 Oxford Health Plans, Inc. (NON)                                                      16,353,410
             62,900 Patterson Dental Co. (NON)                                                            3,000,330
             74,000 Pediatrix Medical Group, Inc. (NON)                                                   2,485,660
            193,800 Pharmaceutical Product Development, Inc. (NON)                                        4,317,864
            443,590 Quest Diagnostics, Inc. (NON)                                                        24,863,220
             75,900 Renal Care Group, Inc. (NON)                                                          2,491,797
            875,400 Steris Corp. (NON)                                                                   19,976,628
            391,938 Triad Hospitals, Inc. (NON)                                                          14,309,656
          1,027,532 UnitedHealth Group, Inc.                                                             90,782,452
            137,600 Universal Health Services, Inc. Class B (NON)                                         6,291,072
            734,970 Wellpoint Health Networks, Inc. (NON)                                                54,659,719
                                                                                                      -------------
                                                                                                        682,208,316

Medical Technology (10.8%)
-------------------------------------------------------------------------------------------------------------------
            350,554 Alcon, Inc. (Switzerland) (NON)                                                      12,959,981
            251,650 Amersham PLC (United Kingdom)                                                         2,214,845
          1,347,000 Baxter International, Inc.                                                           48,882,630
            152,100 Biomet, Inc.                                                                          4,085,406
            513,500 Boston Scientific Corp. (NON)                                                        14,968,525
            264,100 C.R. Bard, Inc.                                                                      14,456,834
            346,303 Charles River Laboratories International, Inc. (NON)                                 13,696,284
            324,422 Cytyc Corp. (NON)                                                                     3,192,312
            374,300 DENTSPLY International, Inc.                                                         14,848,481
            360,170 Diagnostic Products Corp.                                                            14,442,817
            518,900 Edwards Lifesciences Corp. (NON)                                                     12,775,318
          1,182,540 Guidant Corp. (NON)                                                                  43,517,472
          3,571,648 Medtronic, Inc.                                                                     147,080,474
             38,974 Nobel Biocare Holding AG (Switzerland) (NON)                                          1,881,478
            536,880 Respironics, Inc. (NON)                                                              18,194,863
            720,285 Serologicals Corp. (NON)                                                              8,621,811
            529,030 St. Jude Medical, Inc. (NON)                                                         19,685,206
            356,400 Stryker Corp.                                                                        20,090,268
            357,570 Varian Medical Systems, Inc. (NON)                                                   15,207,452
            274,360 Zimmer Holdings, Inc. (NON)                                                          10,123,884
                                                                                                      -------------
                                                                                                        440,926,341

Pharmaceuticals (62.4%)
-------------------------------------------------------------------------------------------------------------------
          3,264,367 Abbott Laboratories                                                                 130,672,611
            602,161 Allergan, Inc.                                                                       35,358,894
            452,761 Andrx Group (NON)                                                                    11,151,503
            273,320 AstraZeneca PLC (United Kingdom)                                                      7,702,894
          1,674,542 AstraZeneca PLC ADR (United Kingdom)                                                 48,812,899
            804,571 Aventis SA (France)                                                                  47,372,356
             63,411 Barr Laboratories, Inc. (NON)                                                         4,483,792
          2,194,956 Bristol-Myers Squibb Co. (SEG)                                                       54,764,152
            123,700 Cephalon, Inc. (NON)                                                                  5,380,950
            869,100 Daiichi Pharmaceutical Company, Ltd. (Japan)                                         14,039,026
            638,500 Eisai Co., Ltd. (Japan)                                                              16,588,612
            190,430 Forest Laboratories, Inc. (NON)                                                      13,901,390
          6,190,234 GlaxoSmithKline PLC ADR (United Kingdom)                                            234,547,966
            348,900 IVAX Corp. (NON)                                                                      4,779,930
          6,090,872 Johnson & Johnson                                                                   330,795,250
          1,246,490 King Pharmaceuticals, Inc. (NON)                                                     26,562,702
          1,898,664 Lilly (Eli) & Co.                                                                   110,217,445
          4,203,872 Merck & Company, Inc.                                                               212,379,613
            476,300 Mylan Laboratories, Inc.                                                             15,551,195
          7,014,936 Novartis AG (Switzerland)                                                           284,787,416
            280,400 Novo-Nordisk A/S (Denmark)                                                            8,501,123
            135,000 Ono Pharmaceutical Company, Ltd. (Japan)                                              4,964,994
          7,820,572 Pfizer, Inc.                                                                        258,704,522
          4,889,426 Pharmacia Corp.                                                                     213,667,916
            779,556 Roche Holding AG (Switzerland)                                                       55,994,373
            156,542 Salix Pharmaceuticals, Ltd. (NON)                                                     1,267,990
          1,082,900 Sankyo Company, Ltd. (Japan)                                                         14,624,402
          1,089,763 Sanofi-Synthelabo SA (France)                                                        65,339,547
             41,850 Schering AG (Germany)                                                                 2,318,417
          3,814,682 Schering-Plough Corp.                                                                88,042,870
            228,919 Shire Pharmaceuticals Group PLC ADR (United Kingdom) (NON)                            6,682,146
            412,500 Taisho Pharmaceutical Company, Ltd. (Japan)                                           6,625,053
            860,000 Takeda Chemical Industries, Ltd. (Japan)                                             36,344,159
            990,500 Terumo Corp. (Japan)                                                                 14,320,683
            108,006 Teva Pharmaceutical Industries, Ltd. ADR (Israel)                                     7,160,798
          3,113,237 Wyeth                                                                               133,246,544
            718,700 Yamanouchi Pharmaceutical Co., Ltd. (Japan)                                          16,883,842
                                                                                                      -------------
                                                                                                      2,544,539,975

Retail (0.1%)
-------------------------------------------------------------------------------------------------------------------
            129,350 CVS Corp.                                                                             3,801,597
                                                                                                     --------------
                    Total Common Stocks (cost $3,742,168,710)                                        $3,983,144,741

CONVERTIBLE PREFERRED STOCKS (--%) (a) (cost $3,002,107)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
            342,000 Third Wave Technologies, Inc. Ser. F, 10.00% cv. pfd.                                  $694,260

SHORT-TERM INVESTMENTS (3.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
        $31,591,080 Short-term investments held as collateral for loaned securities with yields ranging from 1.73% to 2.03%
                    and due dates ranging from September 3, 2002 to
                    October 11, 2002 (d)                                                                $31,576,808
         97,971,688 Short-term investments held in Putnam commingled cash account with yields ranging from 1.70% to
                    1.96% and due dates ranging from September 4, 2002
                    to October 25, 2002 (d)                                                              97,971,688
                                                                                                     --------------
                    Total Short-Term Investments (cost $129,548,496)                                   $129,548,496
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $3,874,719,313)                                          $4,113,387,497
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $4,081,055,525.

(NON) Non-income-producing security.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at August
      31, 2002.

  (d) See footnote 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at August 31, 2002:
      (as percentage of Market Value)

               France                2.8%
               Japan                 3.1
               Switzerland           9.0
               United Kingdom        7.5
               United States        77.0
               Other                 0.6
                                   -----
               Total               100.0%


------------------------------------------------------------------------------
Forward Currency Contracts to Buy at August 31, 2002
(aggregate face value $352,881,791)                                Unrealized
                           Market     Aggregate Face  Delivery    Appreciation/
                           Value           Value        Date     (Depreciation)
------------------------------------------------------------------------------
Australian Dollars      $9,139,108      $8,980,946   9/18/2002        $158,162
British Pounds         110,888,041     109,388,459   9/18/2002       1,499,582
Canadian Dollars        10,912,689      10,731,323   9/18/2002         181,366
Danish Krone            12,505,566      12,605,531   9/18/2002         (99,965)
Euro                   128,912,002     129,887,754   9/18/2002        (975,752)
Japanese Yen            25,835,714      25,699,643   9/18/2002         136,071
Swiss Francs            54,306,869      55,588,135   9/18/2002      (1,281,266)
------------------------------------------------------------------------------
                                                                     $(381,802)
------------------------------------------------------------------------------
Forward Currency Contracts to Sell at August 31, 2002
(aggregate face value $66,493,192)                                 Unrealized
                           Market     Aggregate Face  Delivery    Appreciation/
                           Value           Value        Date    (Depreciation)
------------------------------------------------------------------------------
British Pounds          $3,308,960      $3,260,529   9/18/2002       $(48,431)
Euro                    33,561,177      33,858,904   9/18/2002         297,727
Swiss Francs            29,321,574      29,373,759   9/18/2002          52,185
------------------------------------------------------------------------------
                                                                      $301,481
------------------------------------------------------------------------------
Futures Contracts Outstanding at August 31, 2002
                           Market     Aggregate Face  Expiration   Unrealized
                           Value           Value         Date     Depreciation
------------------------------------------------------------------------------
S&P 500 Index (Long)   $73,975,075     $74,377,996      Sep-02       $(402,921)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
August 31, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $30,081,399 of securities
on loan (identified cost $3,874,719,313) (Note 1)                            $4,113,387,497
-------------------------------------------------------------------------------------------
Foreign currency (cost $1,346) (Note 1)                                               1,466
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         7,387,252
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            1,327,670
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    7,979,089
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                              2,992
-------------------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)                           2,325,093
-------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)                           794,394
-------------------------------------------------------------------------------------------
Total assets                                                                  4,133,205,453

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                    690,675
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        6,536,915
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      5,809,152
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          534,872
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                      184,438
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          4,339
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            2,405,529
-------------------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                              2,405,414
-------------------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                            1,439,330
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                               31,576,808
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              562,456
-------------------------------------------------------------------------------------------
Total liabilities                                                                52,149,928
-------------------------------------------------------------------------------------------
Net assets                                                                   $4,081,055,525

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $3,897,939,823
-------------------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                                            (19,523)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                                  (55,092,522)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                               238,227,747
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                  $4,081,055,525

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($2,443,291,653 divided by 47,914,957 shares)                                        $50.99
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $50.99)*                              $54.10
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,475,576,708 divided by 31,091,111 shares)**                                      $47.46
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($72,724,669 divided by 1,459,747 shares)**                                          $49.82
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($60,932,251 divided by 1,237,808 shares)                                            $49.23
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $49.23)*                              $51.02
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($28,530,244 divided by 555,985 shares)                                              $51.31
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended August 31, 2002
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $1,729,572)                                    $53,322,022
-------------------------------------------------------------------------------------------
Interest                                                                          1,132,550
-------------------------------------------------------------------------------------------
Securities lending                                                                  590,344
-------------------------------------------------------------------------------------------
Total investment income                                                          55,044,916

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 28,020,266
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    6,635,379
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                  107,551
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     50,477
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             7,630,781
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                            20,068,986
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               940,684
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               613,181
-------------------------------------------------------------------------------------------
Other                                                                             4,477,800
-------------------------------------------------------------------------------------------
Total expenses                                                                   68,545,105
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (594,767)
-------------------------------------------------------------------------------------------
Net expenses                                                                     67,950,338
-------------------------------------------------------------------------------------------
Net investment loss                                                             (12,905,422)
-------------------------------------------------------------------------------------------
Net realized gain on investments (including net realized loss of $2,362,224 on
sales of investments in affiliated issuers) (Notes 1, 3 and 5)                   73,456,369
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                        (633,863)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                   1,585,041
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in foreign
currencies during the year                                                            2,216
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures contracts
during the year                                                              (1,177,874,135)
-------------------------------------------------------------------------------------------
Net loss on investments                                                      (1,103,464,372)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                        $(1,116,369,794)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                          Year ended August 31
                                                                    -----------------------------------
                                                                             2002                  2001
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment loss                                                  $(12,905,422)         $(29,663,389)
-------------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency
transactions                                                           74,407,547           156,544,865
-------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                  (1,177,871,919)       (1,294,716,146)
-------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations               (1,116,369,794)       (1,167,834,670)
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From net realized long-term gain on investments
   Class A                                                           (124,018,826)         (204,831,724)
-------------------------------------------------------------------------------------------------------
   Class B                                                            (90,297,516)         (157,567,466)
-------------------------------------------------------------------------------------------------------
   Class C                                                             (3,944,088)           (5,030,933)
-------------------------------------------------------------------------------------------------------
   Class M                                                             (3,523,854)           (6,400,198)
-------------------------------------------------------------------------------------------------------
   Class Y                                                               (961,316)           (1,641,637)
-------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)         (534,581,307)          441,780,028
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                       (1,873,696,701)       (1,101,526,600)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                   5,954,752,226         7,056,278,826
-------------------------------------------------------------------------------------------------------
End of year (including accumulated net investment loss
of $19,523 and $24,670, respectively)                              $4,081,055,525        $5,954,752,226
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended August 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $65.80       $82.19       $59.51       $53.50       $55.82
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(a)          .04         (.09)        (.08)        (.07)        (.01)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            (12.41)      (12.12)       22.76        11.09         4.13
-----------------------------------------------------------------------------------------------------
Total from
investment operations                 (12.37)      (12.21)       22.68        11.02         4.12
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --           --           --           --         (.02)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (2.44)       (4.18)          --        (4.98)       (6.42)
-----------------------------------------------------------------------------------------------------
From return of
capital                                   --           --           --         (.03)          --
-----------------------------------------------------------------------------------------------------
Total distributions                    (2.44)       (4.18)          --        (5.01)       (6.44)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $50.99       $65.80       $82.19       $59.51       $53.50
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (19.55)      (15.70)       38.11        20.50         7.48
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $2,443,292   $3,373,822   $3,942,734   $2,883,732   $2,236,469
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.00          .96          .93          .95         1.00
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                .06         (.13)        (.12)        (.11)        (.02)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 64.55        47.86        67.34        79.12        40.45
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended August 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $61.85       $78.08       $56.96       $51.74       $54.54
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.39)        (.61)        (.56)        (.50)        (.44)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            (11.56)      (11.44)       21.68        10.73         4.06
-----------------------------------------------------------------------------------------------------
Total from
investment operations                 (11.95)      (12.05)       21.12        10.23         3.62
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (2.44)       (4.18)          --        (4.98)       (6.42)
-----------------------------------------------------------------------------------------------------
From return of
capital                                   --           --           --         (.03)          --
-----------------------------------------------------------------------------------------------------
Total distributions                    (2.44)       (4.18)          --        (5.01)       (6.42)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $47.46       $61.85       $78.08       $56.96       $51.74
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (20.14)      (16.35)       37.08        19.61         6.67
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,475,577   $2,354,988   $2,877,594   $2,141,640   $1,292,418
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.75         1.71         1.68         1.70         1.75
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.69)        (.88)        (.87)        (.86)        (.76)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 64.55        47.86        67.34        79.12        40.45
-----------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                                                          For the period
Per-share                                                                 July 26, 1999+
operating performance                       Year ended August 31           to August 31
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $64.81       $81.60       $59.48       $59.32
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment loss (a)                 (.40)        (.61)        (.64)        (.04)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            (12.15)      (12.00)       22.76          .20
----------------------------------------------------------------------------------------
Total from
investment operations                 (12.55)      (12.61)       22.12          .16
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net realized gain
on investments                         (2.44)       (4.18)          --           --
----------------------------------------------------------------------------------------
Total distributions                    (2.44)       (4.18)          --           --
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $49.82       $64.81       $81.60       $59.48
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (20.14)      (16.32)       37.19          .27*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $72,725     $103,940      $82,117       $3,770
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.75         1.71         1.68          .17*
----------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.69)        (.86)        (.89)        (.09)*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 64.55        47.86        67.34        79.12
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended August 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $63.91       $80.34       $58.47       $52.87       $55.47
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.26)        (.45)        (.41)        (.37)        (.31)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            (11.98)      (11.80)       22.28        10.98         4.13
-----------------------------------------------------------------------------------------------------
Total from
investment operations                 (12.24)      (12.25)       21.87        10.61         3.82
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (2.44)       (4.18)          --        (4.98)       (6.42)
-----------------------------------------------------------------------------------------------------
From return of
capital                                   --           --           --         (.03)          --
-----------------------------------------------------------------------------------------------------
Total distributions                    (2.44)       (4.18)          --        (5.01)       (6.42)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $49.23       $63.91       $80.34       $58.47       $52.87
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (19.94)      (16.13)       37.40        19.93         6.94
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $60,932      $95,388     $122,066      $93,216      $56,662
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.50         1.46         1.43         1.45         1.50
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.44)        (.64)        (.62)        (.61)        (.51)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 64.55        47.86        67.34        79.12        40.45
-----------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------
                                                             For the period
Per-share                                                    April 4, 2000+
operating performance                  Year ended August 31   to August 31
---------------------------------------------------------------------------
                                        2002         2001         2000
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $66.03       $82.28       $70.52
---------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------
Net investment income (a)                .20          .09          .03
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            (12.48)      (12.16)       11.73
---------------------------------------------------------------------------
Total from
investment operations                 (12.28)      (12.07)       11.76
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net realized gain
on investments                         (2.44)       (4.18)          --
---------------------------------------------------------------------------
Total distributions                    (2.44)       (4.18)          --
---------------------------------------------------------------------------
Net asset value,
end of period                         $51.31       $66.03       $82.28
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (19.34)      (15.50)       16.68*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $28,530      $26,614      $31,768
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .75          .71          .28*
---------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .33          .12          .04*
---------------------------------------------------------------------------
Portfolio turnover (%)                 64.55        47.86        67.34
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
August 31, 2002

Note 1
Significant accounting policies

Putnam Health Sciences Trust ("the fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing primarily in the common stocks of companies in the health sciences industries.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including participants in defined contribution plans (including corporate IRAs), certain college savings plans, bank trust departments and trust companies, and other defined contribution plans subject to minimum requirements.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At August 31, 2002, the value of securities loaned amounted to $30,081,399. The fund received cash collateral of $31,576,808 which is pooled with collateral of other Putnam funds into 35 issuers of high-grade short-term investments.

I) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended August 31, 2002, the fund had no borrowings against the line of credit.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending August 31, 2003 approximately $15,277,000 of losses recognized during the period November 1, 2001 to August 31, 2002.

K) Distribution to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, realized and unrealized gains and losses on certain futures contracts and net operating loss. Prior year distributions in the Statement of changes in net assets have been reclassified to conform with current year presentation. Reclassifi cations are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 2002, the fund reclassified $12,910,569 to decrease accumulated net investment loss and $13,470,171 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $559,602.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation                           $632,683,535
Unrealized depreciation                           (434,234,251)
                                            ------------------
Net unrealized appreciation                        198,449,284
Undistributed ordinary income                               --
Undistributed gain                                          --
                                            ------------------
Total distributable earnings                      $198,449,284
                                            ==================

Cost for federal income
tax purposes                                    $3,914,938,213


Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended August 31, 2002 the fund's expenses were reduced by $594,767 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,983 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended August 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $691,054 and $12,672 from the sale of class A and class M shares, respectively, and received $4,889,893 and $18,833 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended August 31, 2002, Putnam Retail Management, acting as underwriter received $24,456 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended August 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $3,377,782,824 and $4,266,865,721, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At August 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                Year ended August 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  8,015,386        $483,368,850
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,688,364         107,937,195
---------------------------------------------------------------------------
                                             9,703,750         591,306,045

Shares repurchased                         (13,066,223)       (754,898,004)
---------------------------------------------------------------------------
Net decrease                                (3,362,473)      $(163,591,959)
---------------------------------------------------------------------------

                                                Year ended August 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 10,226,856        $755,563,583
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             2,247,521         177,037,263
---------------------------------------------------------------------------
                                            12,474,377         932,600,846

Shares repurchased                          (9,166,769)       (657,211,318)
---------------------------------------------------------------------------
Net increase                                 3,307,608        $275,389,528
---------------------------------------------------------------------------

                                                Year ended August 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,392,612        $194,412,417
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,263,688          75,606,676
---------------------------------------------------------------------------
                                             4,656,300         270,019,093

Shares repurchased                         (11,640,833)       (629,103,111)
---------------------------------------------------------------------------
Net decrease                                (6,984,533)      $(359,084,018)
---------------------------------------------------------------------------

                                                Year ended August 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  7,594,450        $536,115,290
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,761,161         131,153,635
---------------------------------------------------------------------------
                                             9,355,611         667,268,925

Shares repurchased                          (8,134,632)       (546,934,825)
---------------------------------------------------------------------------
Net increase                                 1,220,979        $120,334,100
---------------------------------------------------------------------------

                                                Year ended August 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    365,590         $21,802,153
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                51,922           3,261,241
---------------------------------------------------------------------------
                                               417,512          25,063,394

Shares repurchased                            (561,546)        (31,822,027)
---------------------------------------------------------------------------
Net decrease                                  (144,034)        $(6,758,633)
---------------------------------------------------------------------------

                                                Year ended August 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    825,378         $60,672,985
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                53,077           4,141,093
---------------------------------------------------------------------------
                                               878,455          64,814,078

Shares repurchased                            (280,952)        (19,598,847)
---------------------------------------------------------------------------
Net increase                                   597,503         $45,215,231
---------------------------------------------------------------------------

                                                Year ended August 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    154,937          $9,147,125
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                51,657           3,200,145
---------------------------------------------------------------------------
                                               206,594          12,347,270

Shares repurchased                            (461,341)        (25,933,711)
---------------------------------------------------------------------------
Net decrease                                  (254,747)       $(13,586,441)
---------------------------------------------------------------------------

                                                Year ended August 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    321,097         $23,242,880
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                75,376           5,788,905
---------------------------------------------------------------------------
                                               396,473          29,031,785

Shares repurchased                            (423,273)        (29,717,533)
---------------------------------------------------------------------------
Net decrease                                   (26,800)          $(685,748)
---------------------------------------------------------------------------

                                                Year ended August 31, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    258,053         $14,405,718
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                14,969             961,316
---------------------------------------------------------------------------
                                               273,022          15,367,034

Shares repurchased                            (120,071)         (6,927,290)
---------------------------------------------------------------------------
Net increase                                   152,951          $8,439,744
---------------------------------------------------------------------------

                                                Year ended August 31, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    143,662         $10,741,313
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                20,801           1,641,637
---------------------------------------------------------------------------
                                               164,463          12,382,950

Shares repurchased                            (147,541)        (10,856,033)
---------------------------------------------------------------------------
Net increase                                    16,922          $1,526,917
---------------------------------------------------------------------------

Note 5
Transactions with affiliated issuers

Transactions during the year with companies in which the fund owned at least 5% of the voting securities were as follows:

                       Purchase        Sales        Dividend        Market
Affiliates                 Cost         Cost          Income         Value
---------------------------------------------------------------------------
Name of affiliate
---------------------------------------------------------------------------
Serologicals Corp.  $26,566,482  $14,353,435             $--           $--
---------------------------------------------------------------------------

Market value amounts are shown for issuers that are affiliated at period end.


FEDERAL TAX INFORMATION
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the fund hereby designates $123,756,704 as long term capital gain, for its taxable year ended August 31, 2002.

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.



TRUSTEES


Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College. Also held various
                                                                 positions in investment banking and
                                                                 corporate finance, including Vice
                                                                 President and principal of the
                                                                 Regency Group and consultant to
                                                                 First Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the Board of Directors of the Gas
                                   foundation dedicated          Technology Institute, the University
                                   to reducing the threat        of Chicago Board of Governors for
                                   of weapons of mass            Argonne National Laboratory, the
                                   destruction), also serves     Board of Directors of the
                                   as Senior Advisor to the      Environment and Natural Resources
                                   United Nations                Program Steering Committee,
                                   Foundation                    John F. Kennedy School of
                                                                 Government, Harvard University.
                                                                 Prior to 2002, Mr. Curtis was a
                                                                 member of the Board of Directors of
                                                                 the Gas Technology Institute. Until
                                                                 2001, Mr. Curtis was a Member of
                                                                 the Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support)
                                                                 and prior to May 1997, Mr. Curtis
                                                                 was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions
                                                                 with several advisory firms and
                                                                 various positions with the federal
                                                                 government, including Associate
                                                                 Director of the Office of Manage
                                                                 ment and Budget and Deputy
                                                                 Director of the Federal Energy
                                                                 Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-
                                                                 Rite, Inc. and Kenner Parker Toys.
                                                                 Also held financial and marketing
                                                                 positions with General Mills, Parker
                                                                 Brothers, and Talbots. President of
                                                                 the Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust).
                                                                 Member of the Board of Overseers of
                                                                 WGBH (public television and radio).
                                                                 Member of the Board of Overseers of
                                                                 the Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Group
Trustee since 1997                 Killian Professor of          (a UK-based holding company
                                   Economics and                 with interests in electric power,
                                   Management and                natural gas distribution, and
                                   Director of the Center        telecommunications networks), and
                                   for Energy and                the Whitehead Institute for
                                   Environmental Policy          Biomedical Research (a non-profit
                                   Research, Massachusetts       research institution). President of the
                                   Institute of Technology       Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              Sonoco Products, Inc. (a packaging
Trustee since 1997                 (a limited liability          company), The Liberty Corporation
                                   company engaged in            (a company engaged in the
                                   timber and farming)           broadcasting industry), and Progress
                                                                 Energy, Inc. (a utility company,
                                                                 formerly known as Carolina Power
                                                                 & Light). Trustee Emeritus of
                                                                 Washington & Lee University. Prior
                                                                 to October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Qwest Communications
(9/2/42),                                                        (communications company), Xcel
Trustee since 1997                                               Energy Incorporated (public utility
                                                                 company), TransCanada Pipelines,
                                                                 Norske Canada, Inc. (paper
                                                                 manufacturer) and Mail-Well
                                                                 (printing and envelope company).
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer             Companies, Inc. and the United Way
Trustee since 1992                 of Putnam                     of Massachusetts Bay. Member of the
Vice President since 1981          Investments, LLC,             Board of Governors of the Investment
                                   and Putnam Investment         Company Institute, Trustee of the
                                   Management, LLC               Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)         Previously, Mr. Putnam was an
                                   and New Generation            attorney with the firm of Dechert
                                   Advisers, Inc.                Price & Rhoads.
                                   (a registered
                                   investment adviser)

A.J.C. Smith (4/13/34),*           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.
--------------------------------------------------------------------------------------------------------
1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of August 31, 2002, there were 109 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management or Putnam Retail Management. Messrs. Putnam, III, Lasser, and
  Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or officers of Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc.,
  the parent company of Putnam Management and Putnam Retail Management. George Putnam, III, is the
  President of your Fund and each of the other Putnam Funds. Lawrence J. Lasser has been the President,
  Chief Executive Officer, and a Director of Putnam Investments, LLC, and Putnam Management since 1985, having begun his career there in 1969. Mr. Lasser currently also serves as a Director of Marsh &
  McLennan Companies, Inc., the parent company of Putnam Management.  A.J.C. Smith is a Director of
  Marsh & McLennan Companies, Inc.




OFFICERS

Name, Address, 1 Date of Birth,    Inception of Service
Position(s) Held with Fund         with the Putnam Funds         Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter (7/26/38),       Since 1989                    Managing Director, Putnam Investments,
Executive Vice President,                                        LLC and Putnam Management
Treasurer & Principal
Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam
(12/1/46),                                                       Investments, LLC and Putnam Management
Senior Vice President

Michael T. Healy (1/24/58),        Since 2000                    Managing Director, Putnam
Assistant Treasurer and                                          Investments, LLC
Principal Accounting
Officer

Gordon H. Silver (7/3/47),         Since 1990                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments,
(2/27/63),                                                       LLC and Putnam Management
Vice President

Ian C. Ferguson (7/3/57),          Since 1997                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Richard G. Leibovitch              Since 1999                    Managing Director of Putnam Investments,
(10/31/63),                                                      LLC and Putnam Management. Prior to
Vice President                                                   February 1999, Managing Director at
                                                                 J.P. Morgan

Richard A. Monaghan                Since 1998                    Managing Director, Putnam Investments,
(8/25/54),                                                       LLC, Putnam Management and Putnam
Vice President                                                   Retail Management

John R. Verani                     Since 1988                    Senior Vice President, Putnam
(6/11/39),                                                       Investments, LLC and Putnam Management
Vice President

William J. Landes                  Since 2002                    Managing Director of Putnam Management
(1/16/53),
Vice President
---------------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.



THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund
Voyager Fund II

BLEND FUNDS

Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Natural Resources Fund
International Growth Fund
International Voyager Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund *

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund *
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund +
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund +
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds +

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Closed to new investors.

+ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Check your account balances and current performance at www.putnaminvestments.com.


SERVICES FOR SHAREHOLDERS

HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account.
(Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen M. Oristaglio
Vice President

William J. Landes
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Health Sciences Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN008-84008  021/335/2AB  10/02

PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Health Sciences Trust
Supplement to Annual Report dated 8/31/02

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 8/31/02

                                                       NAV
1 year                                               -19.34%
5 years                                               22.04
Annual average                                         4.06
10 years                                             188.97
Annual average                                        11.19
Life of fund (since class A inception, 5/28/82)
Annual average                                        13.99

Share value:                                           NAV
8/31/01                                              $66.03
8/31/02                                              $51.31
----------------------------------------------------------------------------
Distributions:      No.      Income        Capital gains             Total
                                       Short-term   Long-term
                     1         --          --         $2.439        $2.439
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.